SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

	Date of Report (Date of earliest event reported)	January 17, 2006
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SYNALLOY CORPORATION
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(Exact name of registrant as specified in its charter)

Delaware	0-19687	57-0426694
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(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

	Croft Industrial Park, P.O. Box 5627, Spartanburg, SC 29304	29304
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	(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (864) 585-3605
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INAPPLICABLE
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(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 6 - Corporate Governance

ITEM 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
Ralph Matera resigned from the Board of Directors of the Registrant effective January 17, 2006.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.

SYNALLOY CORPORATION

By: /S/ GREGORY M. BOWIE
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Gregory M. Bowie
Vice President, Finance & Chief Financial Officer

Dated: January 30, 2006

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